                                 EXHIBIT 10.34.1

                    ACTION BY UNANIMOUS CONSENT IN WRITING OF
               THE BOARD OF DIRECTORS OF ARROW INTERNATIONAL, INC.


Dated: September 2, 2003


     The undersigned, constituting all of the members of the Board of Directors of Arrow International, Inc., a Pennsylvania corporation having its principal offices located at 2400 Bernville Road, Reading, Pennsylvania 19601 U.S.A. (the

"Corporation"), by unanimous consent in writing pursuant to the authority contained in Chapter 17, Section 1727(b) of the Pennsylvania Business

Corporation Law of 1988, approved December 21, 1988, as amended from time to time, do hereby consent to the adoption of the following Resolutions:

     WHEREAS, the Corporation previously authorized, created and executed a certain Arrow International, Inc. Defined Benefit Supplemental Executive

Retirement Plan ("Plan") for certain of its key executives and retired executives/directors, which Plan was adopted by action of this Board on January

17, 2001 and became effective as of September 1, 2000; and

     WHEREAS, this Board desires to make certain amendments to such Plan and to include additional individuals as "Members" of the Plan; and

     WHEREAS, each of the individuals who are proposed as additional "Members"

of the Plan has rendered competent and faithful service on behalf of the

Corporation; the Corporation values the efforts, abilities and accomplishments of such proposed "Members" as important leaders of the Corporation; and the

Corporation desires to provide enhanced retirement income to such proposed

"Members"; and

     WHEREAS, the proposed form of the amendment ("SERP Amendment") to the Plan has been presented to this Board and is annexed as Exhibit "A".

         NOW THEREFORE, it is hereby resolved as follows:

     RESOLVED, that this Corporation amend the Plan in accordance with the terms of the SERP Amendment.

     FURTHER RESOLVED, that this Corporation execute the SERP Amendment and execute and deliver such other related documents necessary for the consummation of the transactions described above.

     FURTHER RESOLVED, that any one or more of the Chairman of the Board or

President of this Corporation is hereby authorized to execute, deliver and perform on behalf of the Corporation, the SERP Amendment and all documents to be executed and delivered in connection therewith, in such form as he or they may approve.

     FURTHER RESOLVED, that any of the above-named officers of the Corporation be and hereby is authorized to execute and deliver any other agreements,

instruments, certificates or documents, and to take or cause to be taken any such actions as any such officer or officers deem necessary or advisable to carry out and perform the terms and provisions of the aforesaid SERP Amendment and to effectuate the purposes and intentions of the foregoing Resolutions.

     FURTHER RESOLVED, that the Directors of the Corporation hereby approve,

ratify and confirm all actions heretofore taken by any officers, agents, or representatives of the Corporation in connection with the undertakings herein contemplated.

     This Unanimous Consent may be executed in several counterparts, each of which shall be deemed an original part of the within Unanimous Consent and together shall constitute one Unanimous Consent in Writing.

                                               ---------------------------------
                                               Marlin Miller, Jr.


                                               ---------------------------------
                                               Raymond Neag


                                               ---------------------------------
                                               John H. Broadbent, Jr.


                                               ---------------------------------
                                               T. Jerome Holleran


                                               ---------------------------------
                                               Carl G. Anderson, Jr.


                                               ---------------------------------
                                               Richard T. Niner


                                               ---------------------------------
                                               George W. Ebright


                                               ---------------------------------
                                               Alan M. Sebulsky


                                               ---------------------------------
                                               John E. Gurski


                                               ---------------------------------
                                               R. James Macaleer

                                 AMENDMENT NO. 1
                                     TO THE
                            ARROW INTERNATIONAL, INC.
             DEFINED BENEFIT SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     This Amendment No. 1 to the Arrow International, Inc. Defined Benefit Supplemental Executive Retirement Plan (the "Plan"), made this 2nd day of September, 2003, by Arrow International, Inc. (the "Corporation"),

                                   WITNESSETH

     WHEREAS, the Corporation adopted the Plan effective September 1, 2000, for the benefit of eligible employees identified in the Plan and in Exhibit A thereto as Members, and pursuant to Sections 2.1 and 8.1 of the Plan the Corporation, by action of its Board of Directors, is authorized to add new individuals as covered Members under the Plan and otherwise to amend the Plan; and

     WHEREAS, the Corporation desires to amend the Plan for purposes of adding new Members, defining the Plan benefits to be payable to the new Members, and clarifying the surviving spouse benefit payable to Members under the Plan;

     NOW, THEREFORE, the Plan is hereby amended, effective September 1, 2003, as hereinafter set forth.

     1.   Section 2.1 of the Plan is amended to provide as follows:

               2.1 ELIGIBLE INDIVIDUALS. Effective on and after September 1, 2000, the Plan shall cover John Broadbent, Ray Neag, and Marlin Miller, Jr., and effective on and after September 1, 2003, the Plan shall also cover Philip B. Fleck, Carl G. Anderson, Jr., Frederick J. Hirt, Paul L. Frankhouser and Carl N. Botterbusch. Covered individuals are hereinafter referred to collectively as "Members" and individually as a "Member." The Board of Directors of the Corporation may hereafter designate further Members, from time to time, in writing.

     2.   Section 4.4 of the Plan is amended to provide as follows:

               4.4 ACTUARIAL EQUIVALENT. A Supplemental Retirement Benefit which is payable in any form other than a straight life annuity over the lifetime of a Member, or which commences at any time prior to the Member's retirement at or after age sixty-five (65) from the Corporation, shall be the actuarial equivalent of the Supplemental Retirement Benefit as determined by the same actuarial assumptions as those specified in the Qualified Plan with respect to determination of the amount of the qualified Plan Retirement Benefit on the date for commencement of payment of the Supplement Retirement Benefit hereunder. In the case of an individual who became a Member prior to September 1, 2003, age sixty (60) shall be substituted for age sixty-five (65) in the foregoing sentence.

     3.   Section 4.5 of the Plan is amended to provide as follows:

               4.5 SUPPLEMENTAL SURVIVING SPOUSE BENEFIT. If the form of payment of the Member's Supplemental Retirement Benefit hereunder that is approved by the Corporation in accordance with Section 4.3 is one that provides for payment of a spousal survivor benefit, and the Member dies after commencement of the Supplemental Retirement Benefit payments and before receipt of the maximum of twenty (20) annual payments, the Member's surviving spouse , if any, will receive the applicable survivor benefit in annual installments for life or, if shorter, for the balance of the maximum twenty (20) year payment period, with payments to be made on the date on which the Supplemental Retirement Benefit was being paid to the Member during the Member's lifetime. If the Member dies before retirement under the Plan under conditions where the Member's surviving spouse is eligible for a qualified pre-retirement survivor annuity under the Qualified Plan, the Member's surviving spouse will be eligible for receipt of a pre-retirement survivor annuity under this Plan based on the Member's accrued benefit under this Plan as of his date of death, with the amount of such pre-retirement survivor annuity to be calculated in the same manner as the amount of the qualified pre-retirement survivor annuity under the Qualified Plan is calculated. Payment of the pre-retirement survivor annuity under this Plan shall commence on the same date as the qualified pre-retirement survivor annuity under the Qualified Plan and shall be payable in annual payments for the surviving spouse's lifetime or, if shorter, for a maximum period of twenty (20) years.

     4. The title and the introductory clause of Section 5.1 of the Plan are amended to provide as follows:

               5.1 TERMINATION BEFORE RETIREMENT. If a Member's employment with the Corporation is terminated for any reason prior to the Member's retirement, which for this purpose shall mean the Member's employment termination on or after the earlier of age sixty-five (65) or the date the Member is first credited with five years of vesting service under the Qualified Retirement Plan, the Member shall not be entitled to receive the Supplemental Retirement Benefit, and no distributions shall be made to Member, except under the following circumstances:

     5. Exhibit A to the Plan is amended by replacing it, in its entirety, with the Exhibit A that is attached hereto.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Plan to be executed on the date first entered above.

                                            ARROW INTERNATIONAL, INC.


                                            By:
                                                --------------------------------
                                                  Name: Carl G. Anderson, Jr.
                                                  Title: Chairman and CEO


                                            ATTEST:


                                            By:
                                                --------------------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT A

                            ARROW INTERNATIONAL, INC.

             Defined Benefit Supplemental Executive Retirement Plan

                            Attachment to Section 3.1

The annual benefit for the Member identified below, payable for 20 years or, if shorter, for life, shall be determined as twelve (12) times the excess, if any, of (a) over (b) where:

(a) is 50% of the Member's Average Monthly Compensation as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc., except such amount shall be determined without regard to any limits on Annual Compensation (as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc.) as may be applicable under
     Section 401(a)(17) of the Internal Revenue Code of 1986 and as may be subsequently amended from time to time, and

(b) is the monthly retirement benefit under the Retirement Plan for Salaried Employees of Arrow International, Inc. payable at the Member's benefit commencement date under the single life annuity form of payment.

The amount of benefit payable under the above for this covered Member as of the Member's termination of employment is shown in the following table:


-------------- ----- ---------- ----------- ----------------- ---------------- ------------- ----------
                       Date of   Retirement  Date of Benefit     SERP Gross      Qualified    Net SERP
Name            Sex    Birth        Date       Commencement    Benefit Target   Plan Offset   Benefit
Ray Neag         M    7/6/1931   11/1/1999      11/1/1999         $170,457        $62,012     $108,445
-------------- ----- ---------- ----------- ----------------- ---------------- ------------ -----------

                                                                       EXHIBIT A
                                                                     (CONTINUED)
                            ARROW INTERNATIONAL, INC.

             Defined Benefit Supplemental Executive Retirement Plan

                            Attachment to Section 3.1

The annual benefit for the Member identified below, payable for 20 years or, if shorter, for life, shall be determined as twelve (12) times the excess, if any, of (a) over (b) where:

(a) is 50% of the Member's Average Monthly Compensation as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc., except such amount shall be determined without regard to any limits on Annual Compensation (as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc.) as may be applicable under
     Section 401(a)(17) of the Internal Revenue Code of 1986 and as may be subsequently amended from time to time, and

(b) is the monthly retirement benefit under the Retirement Plan for Salaried Employees of Arrow International, Inc. payable at the Member's benefit commencement date under the single life annuity form of payment.

The amount of benefit payable under the above for this covered Member as of the Member's termination of employment is shown in the following table:


---------------------- ------ ------------- ------------ ---------------- --------------- ------------- ---------------
                                 Date of     Retirement   Date of Benefit    SERP Gross      Qualified      Net SERP
Name                     Sex      Birth         Date       Commencement    Benefit Target   Plan Offset     Benefit
John Broadbent, Jr.       M      2/4/1938    10/31/1998      3/1/2003        $149,033         $59,982       89,051
---------------------- ------ ------------- ------------ ---------------- --------------- ------------- ---------------

                                                                       EXHIBIT A
                                                                     (CONTINUED)
                            ARROW INTERNATIONAL, INC.

             Defined Benefit Supplemental Executive Retirement Plan

                            Attachment to Section 3.1

The annual benefit for the Member identified below, payable for 20 years or, if shorter, for life, shall be determined as twelve (12) times the excess, if any, of (a) over (b) where:

(a) is 50% of the Member's Average Monthly Compensation as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc., except such amount shall be determined without regard to any limits on Annual Compensation (as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc.) as may be applicable under
     Section 401(a)(17) of the Internal Revenue Code of 1986 and as may be subsequently amended from time to time, and

(b) is the monthly retirement benefit under the Retirement Plan for Salaried Employees of Arrow International, Inc. payable at the Member's benefit commencement date under the single life annuity form of payment.

The amount of benefit payable under the above for this covered Member as of the Member's termination of employment is shown in the following table:


---------------------- ------ ------------- ------------ ---------------- --------------- ------------- ---------------
                                 Date of     Retirement   Date of Benefit    SERP Gross      Qualified      Net SERP
Name                     Sex      Birth         Date       Commencement    Benefit Target   Plan Offset     Benefit
Marlin Miller, Jr.        M     4/27/1932    8/31/2003         To be           To be           To be         To be
                                                            Determined      Determined      Determined     Determined
---------------------- ------ ------------- ------------ ---------------- --------------- ------------- ---------------

                                                                       EXHIBIT A
                                                                     (CONTINUED)
                            ARROW INTERNATIONAL, INC.

             Defined Benefit Supplemental Executive Retirement Plan

                            Attachment to Section 3.1

The annual benefit for the Member identified below, payable for 20 years or, if shorter, for life, shall be determined as twelve (12) times the excess, if any, of (a) over (b) where:

(a) is the Member's years of service for benefit accrual purposes credited under the Retirement Plan for Salaried Employees of Arrow International, Inc. (limited, however, to no more than 25 years) multiplied by 2% of the Member's Average Monthly Compensation as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc., except such compensation amount shall be determined without regard to any limits on Annual Compensation (as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc.) as may be applicable under
     Section 401(a)(17) of the Internal Revenue Code of 1986 and as may be subsequently amended from time to time, and

(b) is the monthly retirement benefit under the Retirement Plan for Salaried Employees of Arrow International, Inc. payable at the Member's benefit commencement date under the single life annuity form of payment.

The amount of benefit payable under the above for this covered Member as of the Member's termination of employment is shown in the following table:


---------------------- ------ ------------- ------------ ---------------- --------------- ------------- ---------------
                                 Date of     Retirement   Date of Benefit    SERP Gross      Qualified      Net SERP
Name                     Sex      Birth         Date       Commencement    Benefit Target   Plan Offset     Benefit
Philip B. Fleck           M                    To be          To be            To be           To be         To be
                                5/6/1944     Determined     Determined      Determined      Determined     Determined
---------------------- ------ ------------- ------------ ---------------- --------------- ------------- ---------------

                                                                       EXHIBIT A
                                                                     (CONTINUED)
                            ARROW INTERNATIONAL, INC.

             Defined Benefit Supplemental Executive Retirement Plan

                            Attachment to Section 3.1

The annual benefit for the Member identified below, payable for 20 years or, if shorter, for life, shall be determined as twelve (12) times the excess, if any, of (a) over (b) where:

(a) is the Member's years of service for benefit accrual purposes credited under the Retirement Plan for Salaried Employees of Arrow International, Inc. (limited, however, to no more than 25 years) multiplied by 2% of the Member's Average Monthly Compensation as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc., except such compensation amount shall be determined without regard to any limits on Annual Compensation (as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc.) as may be applicable under
     Section 401(a)(17) of the Internal Revenue Code of 1986 and as may be subsequently amended from time to time, and

(b) is the monthly retirement benefit under the Retirement Plan for Salaried Employees of Arrow International, Inc. payable at the Member's benefit commencement date under the single life annuity form of payment.

The amount of benefit payable under the above for this covered Member as of the Member's termination of employment is shown in the following table:


---------------------- ------ ------------- ------------ ---------------- --------------- ------------- ---------------
                                 Date of     Retirement   Date of Benefit    SERP Gross      Qualified      Net SERP
Name                     Sex      Birth         Date       Commencement    Benefit Target   Plan Offset     Benefit
Carl G. Anderson, Jr.     M                     To be         To be            To be           To be         To be
                                2/8/1945     Determined     Determined       Determined      Determined    Determined
---------------------- ------ ------------- ------------ ---------------- --------------- ------------- ---------------

                                                                       EXHIBIT A
                                                                     (CONTINUED)
                            ARROW INTERNATIONAL, INC.

             Defined Benefit Supplemental Executive Retirement Plan

                            Attachment to Section 3.1

The annual benefit for the Member identified below, payable for 20 years or, if shorter, for life, shall be determined as twelve (12) times the excess, if any, of (a) over (b) where:

(a) is the Member's years of service for benefit accrual purposes credited under the Retirement Plan for Salaried Employees of Arrow International, Inc. (limited, however, to no more than 25 years) multiplied by 2% of the Member's Average Monthly Compensation as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc., except such compensation amount shall be determined without regard to any limits on Annual Compensation (as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc.) as may be applicable under
     Section 401(a)(17) of the Internal Revenue Code of 1986 and as may be subsequently amended from time to time, and

(b) is the monthly retirement benefit under the Retirement Plan for Salaried Employees of Arrow International, Inc. payable at the Member's benefit commencement date under the single life annuity form of payment.

The amount of benefit payable under the above for this covered Member as of the Member's termination of employment is shown in the following table:


---------------------- ------ ------------- ------------ ---------------- --------------- ------------- ---------------
                                 Date of     Retirement   Date of Benefit    SERP Gross      Qualified      Net SERP
Name                     Sex      Birth         Date       Commencement    Benefit Target   Plan Offset     Benefit
Frederick J. Hirt         M                    To be          To be            To be           To be          To be
                                11/4/1947    Determined     Determined      Determined       Determined    Determined
---------------------- ------ ------------- ------------ ---------------- --------------- ------------- ---------------

                                                                       EXHIBIT A
                                                                     (CONTINUED)
                            ARROW INTERNATIONAL, INC.

             Defined Benefit Supplemental Executive Retirement Plan

                            Attachment to Section 3.1

The annual benefit for the Member identified below, payable for 20 years or, if shorter, for life, shall be determined as twelve (12) times the excess, if any, of (a) over (b) where:

(a) is the Member's years of service for benefit accrual purposes credited under the Retirement Plan for Salaried Employees of Arrow International, Inc. (limited, however, to no more than 25 years) multiplied by 2% of the Member's Average Monthly Compensation as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc., except such compensation amount shall be determined without regard to any limits on Annual Compensation (as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc.) as may be applicable under
     Section 401(a)(17) of the Internal Revenue Code of 1986 and as may be subsequently amended from time to time, and

(b) is the monthly retirement benefit under the Retirement Plan for Salaried Employees of Arrow International, Inc. payable at the Member's benefit commencement date under the single life annuity form of payment.

The amount of benefit payable under the above for this covered Member as of the Member's termination of employment is shown in the following table:


---------------------- ------ ------------- ------------ ---------------- --------------- ------------- ---------------
                                 Date of     Retirement   Date of Benefit    SERP Gross      Qualified      Net SERP
Name                     Sex      Birth         Date       Commencement    Benefit Target   Plan Offset     Benefit
Paul L. Frankhouser       M                    To be           To be           To be           To be          To be
                                6/15/1945    Determined     Determined      Determined       Determined     Determined
---------------------- ------ ------------- ------------ ---------------- --------------- ------------- ---------------

                                                                       EXHIBIT A
                                                                     (CONTINUED)
                            ARROW INTERNATIONAL, INC.

             Defined Benefit Supplemental Executive Retirement Plan

                            Attachment to Section 3.1

The annual benefit for the Member identified below, payable for 20 years or, if shorter, for life, shall be determined as twelve (12) times the excess, if any, of (a) over (b) where:

(a) is the Member's years of service for benefit accrual purposes credited under the Retirement Plan for Salaried Employees of Arrow International, Inc. (limited, however, to no more than 25 years) multiplied by 2% of the Member's Average Monthly Compensation as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc., except such compensation amount shall be determined without regard to any limits on Annual Compensation (as defined in Section I of the Retirement Plan for Salaried Employees of Arrow International, Inc.) as may be applicable under
     Section 401(a)(17) of the Internal Revenue Code of 1986 and as may be subsequently amended from time to time, and

(b) is the monthly retirement benefit under the Retirement Plan for Salaried Employees of Arrow International, Inc. payable at the Member's benefit commencement date under the single life annuity form of payment.

The amount of benefit payable under the above for this covered Member as of the Member's termination of employment is shown in the following table:


---------------------- ------ ------------- ------------ ---------------- --------------- ------------- ---------------
                                 Date of     Retirement   Date of Benefit    SERP Gross      Qualified     Net SERP
Name                     Sex      Birth         Date       Commencement    Benefit Target   Plan Offset    Benefit
Carl N. Botterbusch       M                     To be          To be           To be            To be        To be
                                6/3/1963     Determined     Determined      Determined       Determined   Determined
---------------------- ------ ------------- ------------ ---------------- --------------- ------------- ---------------